Exhibit 99.2

BIRD & CRONIN, INC.

FINANCIAL STATEMENTS

JUNE 30, 2017 AND 2016

BIRD & CRONIN, INC.

CONTENTS

JUNE 30, 2017 AND 2016

Page

INDEPENDENT ACCOUNTANT'S REVIEW REPORT	1

FINANCIAL STATEMENTS
Balance Sheets	2-3
Statements of Income	4
Statements of Retained Earnings	5
Statements of Cash Flows	6
Notes to Financial Statements	7- 10

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

Board of Directors and Management
Bird & Cronin, Inc.
Eagan, Minnesota

We have reviewed the accompanying financial statements of Bird & Cronin, Inc. (an S Corporation), which comprise the balance sheets as of June 30, 2017 and 2016 and the related statements of income, retained earnings, and cash flows for the nine months then ended, and the related notes to the financial statements.  A review includes primarily applying analytical procedures to management's financial data and making inquiries of management.  A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole.  Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with the Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA.  Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America.  We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As more fully described in Note 7 to the financial statements, subsequent to issuance of the Company June 30, 2017 financial statements and our review report thereon, dated September 13, 2017, we became aware that those financial statements overstated certain inventory purchases and accounts payable.  In our original report, we concluded that we were not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. Our conclusion on the accompanying revised financial statements remains unchanged.

/s/ CUMMINGS, KEEGAN & CO., P.L.L.P.

September 13, 2017 (except for Note 7, as to which the date is October 5, 2017)
St. Louis Park, Minnesota

BIRD & CRONIN, INC.

BALANCE SHEETS
JUNE 30, 2017 AND 2016

ASSETS

	2017		2016
Current assets
Cash and cash equivalents		$1,365,175		$2,081,567
Accounts receivable, trade	2,115,957		2,013,202
Less allowance for rebates	(157,030)		(164,016)
Less allowance for
doubtful accounts	(8,000)	1,950,927	(8,000)	1,841,186
Inventories:
Finished goods	2,304,717		2,174,101
Raw materials	3,265,465	5,570,182	2,539,356	4,713,457
Prepaid expenses		10,033		80,194

Total current assets		8,896,317		8,716,404

Property and equipment
Furniture and equipment		3,005,988		2,983,202
Leasehold improvements		741,458		741,458
		3,747,446		3,724,660
Less accumulated depreciation		(2,860,064)		(2,778,576)

Property and equipment - net		887,382		946,084

Other assets
Federal tax deposit to retain fiscal year		227,358		64,979

Total other assets		227,358		64,979

Total assets		$10,011,057		$9,727,467

BIRD & CRONIN, INC.

BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	2017	2016
Current liabilities
Accounts payable - trade	$948,868	$1,047,801
Accrued salaries and vacation	210,488	113,160

Total current liabilities	1,159,356	1,160,961

Stockholders' equity
Common stock, stated value $50 per share, 2,500 shares authorized, 217.5 shares issued and outstanding - stated value	10,875	10,875
Capital paid in excess of stated value	46,278	46,278
Retained earnings	8,794,548	8,509,353

Total stockholders' equity	8,851,701	8,566,506

Total liabilities and stockholders' equity	$10,011,057	$9,727,467

See Independent Accountant's Review Report and Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

	2017		2016
		% of		% of
	Amount	Sales	Amount	Sales

Sales - net	$17,923,262	100.0%	$17,659,221	100.0%

Cost of sales	11,342,431	62.9	11,337,934	64.1

Gross profit	6,580,831	37.1	6,321,287	35.9

Operating expenses
Selling	1,514,024	8.4	1,731,497	9.8
General and administrative	3,663,440	20.4	3,235,283	18.3

Total operating expenses	5,177,464	28.8	4,966,780	28.1

	1,403,367	8.3	1,354,507	7.8

Other income
Gain on sale of assets	100	-	200	-
Interest income	3	-	-	-

Total other income	103	-	200	-

Other expenses
Bonuses	-	-	14,583	0.1
Interest	-	-	53	-

Total other expenses	-	-	14,636	0.1

Net income	$1,403,470	8.3%	$1,340,071	7.7%

See Independent Accountant's Review Report and Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF RETAINED EARNINGS
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

		Capital Paid
	Common	In Excess of	Retained
	Stock	Stated Value	Earnings

Balance - October 1, 2015	$10,875	$46,278	$8,349,282

Add: net income for the nine months ended June 30, 2016	-	-	1,340,071

Less: distributions	-	-	(1,180,000)

Balance - June 30, 2016	$10,875	$46,278	$8,509,353

Balance - October 1, 2016	$10,875	$46,278	$8,626,328

Add: net income for the nine months ended June 30, 2017	-	-	1,403,470

Less: distributions	-	-	(1,235,250)

Balance - June 30, 2017	$10,875	$46,278	$8,794,548

See Independent Accountant's Review Report and Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2017 AND 2016

	2017	2016

Cash flows from operating activities:
Net income	$1,403,470	$1,340,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	99,605	119,095
Net gain on sale of assets	(100)	(200)
Net change in assets and liabilities:
Accounts receivable	145,453	217,792
Inventories	(1,198,752)	(947,067)
Prepaid expenses and other assets	(6,643)	82,459
Accounts payable	125,000	528,120
Accrued salaries and vacation	(180,911)	(116,787)

Net cash provided by operating activities	387,122	1,223,483

Cash flows from investing activities:
Proceeds from sale of assets	100	200
Capital expenditures	(76,290)	(7,040)

Net cash used in investing activities	(76,190)	(6,840)

Cash flows from financing activities:
Distributions to stockholders	(1,235,250)	(1,180,000)

Net cash used in financing activities	(1,235,250)	(1,180,000)

Net increase (decrease) in cash and cash equivalents	(924,318)	36,643

Cash and cash equivalents at beginning of year	2,289,493	2,044,924

Cash and cash equivalents at end of year	$1,365,175	$2,081,567

See Independent Accountant's Review Report and Notes to Financial Statements.

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1.   Summary of Significant Accounting Policies

Nature of Business - Bird & Cronin, Inc. (the "Company") manufactures and sells medical supplies and equipment on credit terms to medical and health care facilities throughout the United States and Canada.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Customer Accounts Receivable - Customer accounts receivable is stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts and estimated rebates and returns through charges to earnings and credits to valuation allowances based on its assessment of the current status of individual accounts and estimates of sales levels.  Balances that are still outstanding after management has used reasonable collection efforts are written off.  There were no accounts receivable balances over 90 days old for either of the nine months ended June 30, 2017 and 2016.

Inventories - Inventories are valued at the lower of cost (weighted average) or market, and consist of raw materials and finished goods.  Work in process is insignificant and is included in raw materials.

Property and Equipment - Property and equipment, including significant renewals and betterments, are capitalized at cost.  The costs of property, equipment and leasehold improvements are depreciated over the estimated useful lives of the related assets.  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets.

When property and equipment is sold or retired, its cost and related accumulated depreciation allowance are removed from the accounts and any gain or loss from disposition is reflected in income.  Maintenance and repairs are charged to operations when incurred.

The estimated useful lives of the various classifications of property and equipment are as follows:

Classification of Assets	Estimated Useful Lives
Furniture and equipment	3-10 years
Leasehold improvements	7-40 years

Depreciation expense for the nine months ended June 30, 2017 and 2016 was $99,605 and $119,095, respectively.

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1. Summary of Significant Accounting Policies (continued)

Accumulated depreciation for the periods ended June 30, 2017 and 2016, by category, is as follows:

	2017	2016
Classification of Assets
Furniture and equipment	$2,498,156	$2,437,681
Leasehold improvements	361,908	340,895

Total	$2,860,064	$2,778,576

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.  These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from their estimates.

Shipping and Handling - The Company includes shipping and handling costs in cost of sales.

Advertising Costs - Advertising costs consist of general advertising costs which are expensed as incurred and printing of catalogs and product information which are expensed as the supply is used.  Prepaid advertising costs included in prepaid expenses were $4,207 and $6,072 as of June 30, 2017 and 2016, respectively, and advertising expense was $17,463 and $21,990 for the nine months ended June 30, 2017 and 2016, respectively.

Revenue Recognition - Sales are recognized when products are shipped to customers and includes amounts billed to customers for shipping.

Sales Tax - The Company excludes from its revenues all sales taxes assessed to its customers.  Sales taxes assessed on sales are recorded as accrued liabilities until remitted to state agencies.

Income Taxes - The Company has elected to be taxed under the provisions of the S-Corporation Act of the Internal Revenue Code and similar provisions of Minnesota law.  Under those provisions the Company does not pay federal or state corporate taxes on its income.  Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company's taxable income.

Under Section 7519 of the Internal Revenue Code, the Company is required to make income tax deposits to maintain its fiscal year end for the amount of deferred income from October 1 through December 31.  For the periods ended June 30, 2017 and 2016, the amount on deposit was $227,358 and $64,979, respectively.

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

1. Summary of Significant Accounting Policies (continued)

Subsequent Events - The Company has evaluated subsequent events through September 13, 2017, which is the date the financial statements were available to be issued.

Accounting Standards Not Yet Adopted - Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, as revised by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, will be effective for the Company for the year ending September 30, 2020.  This standard update requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects consideration to which the entity expects to be entitled in exchange for those goods or services.  The Company has not yet determined the effect this ASU will have on the Company's financial statements.

2. Line of Credit

The Company had a loan agreement with its bank for advances under a revolving line of credit of up to $4,000,000.  During the nine months ended June 30, 2017 this was amended to $1,000,000.  The line is secured by the Company's assets and expires February 28, 2018.  Interest is charged at the prime rate as published by the Wall Street Journal (4.25% at June 30, 2017).  There were no amounts outstanding at June 30, 2017 or 2016.  The line of credit agreement contains working capital, tangible net worth and other customary covenants.

3. Operating Lease and Related Party Transaction

The Company leases its warehouse and sales facilities from a limited liability company related through common control under an agreement expiring March 2019. The lease requires monthly lease payments of $50,000.  The lease agreement allows for an additional five year term.  In addition to the minimum rental payments, the agreement provides the Company pay real estate taxes, utilities, insurance, and maintenance.  Total rent expense (including real estate taxes) under the building operating lease for the nine months ended June 30, 2017 and 2016 was $566,839 and $570,158, respectively.

Future minimum obligations, not including real estate taxes, utilities, insurance or maintenance for the years ending June 30 are as follows:

2018	$600,000
2019	450,000

$1,050,000

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 AND 2016

4. Profit Sharing and 401(k) Plans

The Company has a profit sharing plan covering all employees who meet the Plan's eligibility requirements.  Contributions are made at the discretion of the management. No contributions were made for the nine months ended June 30, 2017 or 2016.

The Company also has a 401(k) plan for all eligible employees.  The Company will match employee contributions up to 5% of eligible compensation.  Employees are allowed to contribute up to 75% of compensation to the plan.  For the nine months ended June 30, 2017 and 2016, employer contributions were $163,501 and $167,709, respectively.

5. Concentrations

The Company maintains checking balances at two banks in the Minneapolis area.  Accounts at the institutions are insured by the Federal Deposit Insurance Corporation up to $250,000.  At June 30, 2017, the Company's uninsured cash and deposit balances totaled approximately $1,192,000.

The Company has concentrations of credit risk as a result of sales to two significant customers.  These customers represented approximately 31% of total sales and 19% of total receivables for each of the nine months ended June 30, 2017 and 2016.

The Company has concentrations as a result of purchases from one major vendor which represented approximately 1% or less of accounts payable for each of the nine months ended June 30, 2017 and 2016. Purchases from these vendors as a percentage of total purchases for the periods ended June 30, 2017 and 2016 represented approximately 24% and 10%, respectively.

6. Income Tax

Management has evaluated the Company's tax positions for all open tax years.  Currently, the 2013, 2014 and 2015 tax years are open and subject to examination by the Internal Revenue Service, Iowa Department of Revenue, North Dakota Department of Revenue and Minnesota Department of Revenue.  However, the Company is not currently under audit nor has the Company been contacted by any of these jurisdictions.

Based on the evaluation of the Company's tax positions, management believes all positions taken would be upheld under an examination.  Therefore, no provision for the effects of uncertain tax positions has been recorded for the period ended June 30, 2017.

7. Restatement

Our financial statements issued on September 13, 2017 overstated inventory and accounts payable on the Balance Sheet by $491,589 each.  These reissued financial statements have corrected this error.  The error has no impact on the Statement of Income or Statement of Retained Earnings.